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                                                                    Exhibit 24.1

                                 PANENERGY CORP

                                Power of Attorney

                                    FORM 10-K

                  Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 1997
                                 (Annual Report)


     The undersigned PanEnergy Corp, a Delaware corporation and certain of its officers and/or directors, do each hereby constitute and appoint Richard J. Osborne, W. Edward Poe, Jr. and Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said PanEnergy Corp on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     Executed the 18th day of March, 1998.


                                        PANENERGY CORP


                                        By : /s/ Paul M. Anderson
                                             ----------------------------
                                                 Paul M. Anderson
                                                 Chairman, President and
                                                 Chief Executive Officer



 /s/ Paul M Anderson            Chairman, President and Chief Executive Officer
-------------------------       (Principal Executive Officer and Director)
     Paul M. Anderson

 /s/ Richard J. Osborne         Senior Vice President and Chief  Financial
-------------------------       Officer (Principal Financial Officer)
     Richard J. Osborne


 /s/ Jeffrey L. Boyer           Controller
-------------------------       (Principal Accounting Officer)
     Jeffrey L. Boyer


 /s/ Fred J. Fowler             (Director)
-------------------------
      Fred J. Fowler

 /s/ James T. Hackett           (Director)
-------------------------
     James T. Hackett

 /s/ R.B. Priory                (Director)
-------------------------
     R. B. Priory


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